Property, Plant and Equipment	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about property, plant and equipment [abstract]
Property, Plant and Equipment

18. Property, plant and equipment

Changes in items of property, plant and equipment are as follows:

	Land and buildings	Plant and machinery	Industrial and commercial equipment	Other tangible assets	Assets under construction and advances	Total
	(EUR thousand)
Cost
At January 1, 2023	166,423	523,764	51,640	15,182	298,527	1,055,535
Additions	9,714	41,942	5,008	317	395,858	452,839
Acquisition of Perugini S.r.l.	687	1,052	313	130	—	2,182
Disposals	—	(1,550)	(125)	(86)	—	(1,762)
Reclassifications	24,203	45,274	2,827	673	(72,977)	—
Exchange differences	2,593	5,306	349	287	(8,720)	(184)
At December 31, 2023	203,620	615,788	60,012	16,503	612,688	1,508,611
Additions	2,003	34,869	3,029	1,125	234,571	275,597
Disposals	(3,480)	(5,495)	(174)	(94)	(9)	(9,252)
Reclassifications	187,761	110,182	12,125	2,248	(312,316)	—
Impairment	—	—	—	—	(2,616)	(2,616)
Exchange differences	670	(8,925)	(380)	(645)	14,674	5,394
At December 31, 2024	390,574	746,419	74,612	19,137	546,992	1,777,734

Depreciation and impairment
At January 1, 2023	75,879	286,235	41,432	10,588	—	414,134
Depreciation charge for the year	7,201	47,563	6,358	1,469	—	62,591
Acquisition of Perugini S.r.l.	145	914	274	111	—	1,444
Reclassifications	(10)	—	—	10	—	—
Disposals	—	(1,505)	(72)	(85)	—	(1,662)
Exchange differences	796	2,524	131	164	—	3,615
At December 31, 2023	84,011	335,731	48,123	12,257	—	480,122
Depreciation charge for the year	9,220	42,789	9,036	1,555	—	62,600
Disposals	(1,038)	(4,677)	(162)	(94)	—	(5,971)
Exchange differences	(1,811)	(4,916)	(225)	(467)	—	(7,419)
At December 31, 2024	90,382	368,927	56,772	13,251	—	529,332

Net book value
At December 31, 2024	300,192	377,492	17,840	5,886	546,992	1,248,402
At December 31, 2023	119,609	280,057	11,889	4,246	612,688	1,028,489

At December 31, 2024, the overall increases in land and buildings, considering both the yearly additions and the reclassification from assets under construction, amounted to EUR 189,764 thousand and was mainly related to (i) the Group’s EZ-Fill® facilities in Latina, Italy, and Fishers, U.S., and (ii) the acquisition of land in Mexico.

In the first half of 2024, the Group sold its facility in Brabrand, Denmark. All activities in Brabrand were transitioned and consolidated to the Group's location in Silkeborg, Denmark, to gain operational efficiencies, harmonize the industrial footprint and allocate all resources and competencies at the same location to optimize the Group's Danish operations. As a result of such sale, the net decrease in land and buildings amounted to a total of EUR 2,361 thousand.

At December 31, 2024 the overall increases in plant and machinery, considering both the yearly additions and the reclassification from assets under construction, amounted to EUR 145,051 thousand and mainly referred to the acquisition of new production lines and equipment for the production of EZ-Fill® and bulk syringes, microvials and cartridges and molding machines for container in vitro diagnostic solutions as the Group continues its global capacity expansion initiatives.

In the second quarter of 2024, the Group reassessed the expected useful life of certain machinery installed in the Italian facilities considering the low impact of extraordinary maintenance performed over time on these assets, their first installation and their continuing functioning. Based on a technical appraisal, the expected useful lives for the machinery pertaining to our bulk production and to our EZ-Fill® production were extended from 6.7 years to 15 years and 12 years, respectively. The change in the expected useful lives of the machinery was treated as a change in estimate starting from April 1, 2024. The reduction in depreciation expense in the second, third and fourth quarter of 2024 related to the machines for which expected useful lives were reassessed approximated total EUR 14.5 million.

Disposal of plant and machinery included the carrying amount of a production machine, previously used for manufacturing purposes, which sale is expected to occur in 2025. Accordingly, at December 31, 2024 the Group classified it as non-current asset held for sale for EUR 222 thousand.

Assets under construction, includes investments in production lines and machines for primary drug containers production, molds and injection machines which have not yet been completed but are expected to enter into use in the coming years. This category also includes the advancement of construction of the new Group's facility in the U.S., the construction works for the further expansion of the EZ-Fill® facility in Latina as well as the related production lines.

For the year ended December 31, 2024, the Group recorded an impairment loss of EUR 2,616 thousand resulting from the write-down of a facility in Zhangjiagang, China, that was acquired in 2021 and still included in assets under construction, to its estimated recoverable amount. The write-down of the Zhangjiagang facility resulted from the further postponement of the EZ-Fill® capacity expansion investment due to the diversion of a customer's EZ-Fill® project to the Group's facility in Latina, Italy, and to the increasing focus on the capacity expansion projects in the U.S. and Italy. This write down was recognized in the consolidated income statement as cost of sales. The recoverable amount at December 31, 2024 approximates EUR 11 million and is based on the fair value of the building resulting from a technical asset appraisal.

At December 31, 2024 committed supplier orders related to the ongoing investments equaled approximately EUR 94 million (EUR 136.5 million at December 31, 2023), net of the expected contribution from the U.S. government’s Biomedical Advanced Research and Development Authority (BARDA). As part of the investment for the construction of the new U.S. facility in Fishers, Indiana., in February 2022, Stevanato Group entered into an agreement with BARDA, which is part of the U.S. Department of Health and Human Services, through its partnership with the U.S. Department of Defense. Under the agreement, BARDA will make a multi-year contribution for up to approximately USD 95 million (or approximately EUR 90 million) for manufacturing capacity for standard and EZ-Fill® vials in support of U.S. national defense readiness and preparedness programs for current and future public health emergencies.

At December 31, 2024, EUR 6,432 thousand borrowing costs were capitalized under IAS 23 (EUR 2,290 thousand in 2023). The average capitalization rate used to determine the amount of capitalized borrowing costs was 4.35% (4.60% in 2023).

At December 31, 2024, approximately EUR 19.2 million of investments in property, plant and equipment were unpaid and recorded among trade payables (approximately EUR 50.6 million at December 31, 2023).